Exhibit 99.1

1 www.murphyoilcorp.com NYSE: MUR 1 INVESTOR UPDATE JUNE 2024

2 www.murphyoilcorp.com NYSE: MUR 2 Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; geopolitical concerns ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets, banking system or economies in general, including inflation . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company ; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website . The information on our website is not part of, and is not incorporated into, this presentation . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

3 www.murphyoilcorp.com NYSE: MUR 3 Agenda 04 01 Murphy Exploration Murphy at a Glance 05 02 Looking Ahead Murphy Priorities 06 03 Appendix Murphy 2024 Plan

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres
- Produced 29 MBOEPD in 1Q 2024, comprised of 71% oil and 86% liquids

Onshore Canada

- Tupper Montney ~1,000 future locations on ~120,000 net acres, produced 348 MMCFD in 1Q 2024
- Kaybob Duvernay ~500 future locations on ~110,000 net acres, produced 4 MBOEPD in 1Q 2024

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 79 MBOEPD[1] in 1Q 2024

Offshore Canada

- Brought Terra Nova field online after FPSO life extension project, produced 6 MBOEPD in 1Q 2024

Exploration

- Exploration portfolio comprised of blocks in Gulf of Mexico, Brazil, Côte d'Ivoire and Vietnam

1Q 2024 Production[1]



17%
37%
170
MBOEPD
47%

2023 Proved Reserves[1]



22%
54%
724
MMBOE
24%

US Onshore | Offshore | Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2023 third-party audited volumes using SEC pricing. Figures may not add to 100 percent due to rounding
Note: Future locations and net acres as of December 31, 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
4

5 www.murphyoilcorp.com NYSE: MUR Who Is Murphy? Sustainable, multi - basin oil and natural gas assets that are safely operated with low carbon emissions intensity across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to more than 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

6 www.murphyoilcorp.com NYSE: MUR 6 MURPHY PRIORITIES

7 www.murphyoilcorp.com NYSE: MUR 7 What’s New in 2Q 2024 Gulf of Mexico Exploration Update • Evaluating results following logging operations at non - operated Ocotillo #1 well • Encountered non - commercial hydrocarbons at non - operated Orange #1 exploration well Gulf of Mexico Operations Update • Brought online Khaleesi #4 in 2Q 2024 as planned • Drilling operated Mormont #3 well, expected to come online in 3Q 2024 • Completing operated Neidermeyer #1 sidetrack, expected to come online in 3Q 2024 • Contracted drillship for Gulf of Mexico through 2025 Eagle Ford Shale Update • 7 operated Catarina wells online in 2Q 2024 as planned • 4 non - operated Tilden wells online in 2Q 2024 as planned Tupper Montney Update • 13 wells online in 2Q 2024 as planned • Reached processing plant capacity of ~500 MMCFD gross production Kaybob Duvernay Update • 3 wells online in 2Q 2024 as planned Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated

8 www.murphyoilcorp.com NYSE: MUR 8 What’s New in 2Q 2024 Share Repurchase 1 • Repurchased $50 MM of stock, or 1.2 MM shares, at an average price of $41.19 / share Debt Reduction 1 • Repurchased $50 MM of long - term debt via open market transactions • $26.5 MM of 5.875% Senior Notes due 2027 • $23.5 MM of 6.375% Senior Notes due 2028 Updated Exploration Expense Guidance • Revised 2Q 2024 exploration expense to $45 MM from $65 MM Maintaining Guidance Ranges • 2Q 2024 production 176 – 184 MBOEPD, 51% oil • FY 2024 production 180 – 188 MBOEPD, 52% oil • FY 2024 CAPEX $920 MM – $1.02 BN 1 As of June 11, 2024 Note: Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated

Advancing Strategic Priorities

DELEVER

- Repurchased $50 MM of debt in 2Q 2024[1] via open market transactions of $26.5 MM of 5.875% Senior Notes due 2027 and $23.5 MM of 6.375% Senior Notes due 2028
- Remained on track for $300 MM debt reduction goal in 2024, resulting in ~$1.0 BN of total debt outstanding at YE 2024[2]

EXECUTE

- Produced 170 MBOEPD with 89 MBOPD, or 52 percent, oil volumes in 1Q 2024
- Exceeded 1Q 2024 production guidance in Eagle Ford Shale and Tupper Montney
- Continued to execute workover projects in the Gulf of Mexico
- Completed the Mormont #2 subsea equipment repair and returned well to production in 1Q 2024
- Brought online non-op St. Malo PS008 well in 1Q 2024

EXPLORE

- Evaluating results following logging operations at non-operated Ocotillo #1 well in Gulf of Mexico in 2Q 2024
- Awarded six deepwater blocks in Gulf of Mexico Federal Lease Sale 261 in 1Q 2024
- Contracted rig to drill two Vietnam exploration wells in 2H 2024

RETURN

Progressed Murphy 2.0 of Capital Allocation Framework[3]

- Repurchased $50 MM of stock, or 1.3 MM shares, at an average price of $39.25 / share in 1Q 2024
- Repurchased $50 MM of stock, or 1.2 MM shares, at an average price of $41.19 / share in 2Q 2024[3]
- $350 MM remaining under share repurchase authorization[1]
- Announced 9% dividend increase of quarterly cash dividend to $1.20 / share annualized in 1Q 2024

Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated
1 As of June 11, 2024
2 Assumes $75 WTI oil price and $3.50 HH natural gas price in FY 2024
3 Murphy 2.0 is when long-term debt equals $1.0 BN – $1.8 BN. During this time, ~75% of adjusted free cash flow is allocated to debt reduction and the remaining ~25% is distributed through share buybacks and potential dividend increases. Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
9

10 www.murphyoilcorp.com NYSE: MUR 10 Ongoing Financial Discipline Drives Top Quartile Performance Top Quartile Performer in FY 2023 • Highest free cash flow producing portfolio • Lowest debt level among oil - weighted peers • Second lowest G&A to support diverse, peer - leading portfolio Free Cash Flow 1 / Production $ / BOE Source: Bloomberg, Murphy internal analysis as of Dec 31, 2023 1 Free cash flow defined as cash from operations ( - ) CAPEX 2 EBITDAX is defined as earnings ( - ) interest ( - ) taxes ( - ) depreciation ( - ) depletion ( - ) amortization ( - ) exploration expenses Peers include APA, CIVI, CNX, CPE, CTRA, DVN, HES, KOS, MRO, MTDR, OVV, RRC, SM, SWN, TALO ($15) ($10) ($5) $0 $5 $10 $15 MUR 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x MUR (10%) (5%) 0% 5% 10% 15% MUR 0% 5% 10% 15% MUR Free Cash Flow 1 / EV Percentage G&A / EBITDAX 2 Percentage Debt / EBITDAX 2

11 www.murphyoilcorp.com NYSE: MUR 11 Long History of Benefitting Shareholders $3.7 Billion Returned to Shareholders Since January 1, 2013 > $1.8 Billion in Share Repurchases Since January 1, 2013 > $7.1 Billion Returned to Shareholders Since 1961 > Peer Beneficial Ownership by Directors and Executive Officers % of Outstanding Shares Source: Company documents and Bloomberg as of June 12, 2024 Peers include CIVI, CNX, CRGY, CRK, GPOR, HPK, KOS, MGY, MTDR, MUR, SM, SWN, TALO, VTLE, WTI = Financial restructuring occurred during time period $0 $1,000 $2,000 $3,000 $4,000 $0 $2,000 $4,000 $6,000 $8,000 Cumulative Shareholder Returns ($MM) Market Cap ($MM) Average: $797 MM MUR 0% 2% 4% 6% 8% 10% 12% 14% A B C MUR D E F G H I J K L M N O P Q R S T U V W X Source: Latest corporate proxy filings Peers include APA, CIVI, CNX, COP, CRC, CRK, CTRA, DVN, EOG, EQT, FANG, HES, KOS, MGY, MRO, MTDR, MUR, OVV, OXY, PR, RRC, SM, SWN, TALO, VTLE Peer Cumulative Shareholder Returns vs Market Cap < $ 8 Billion Since January 1, 2013 60 Years of Dividend Payments Since 1961 > Peers with < 1.0% ownership

12 www.murphyoilcorp.com NYSE: MUR 12 Financial Results Targeting Lower Debt with Ample Liquidity Solid Foundation to Withstand Commodity Price Cycles • $1.1 BN of liquidity on Mar 31, 2024 • Includes $800 MM senior unsecured credit facility due Nov 2027 with no borrowings as of Mar 31, 2024 • Repurchased $50 MM of long - term debt via open market transactions in 2Q 2024 1 • $26.5 MM of 5.875% Senior Notes due 2027 • $23.5 MM of 6.375% Senior Notes due 2028 Long - Term Debt Profile 2 • Total senior notes outstanding: $1.3 BN • Weighted avg fixed coupon: 6.2% • Weighted avg maturity: 7.9 years • Next maturity Dec 2027 Positive Outlooks from Rating Agencies • Moody’s and Fitch revised outlooks to positive from stable • Corporate ratings of Ba2 / BB+ affirmed Total Debt Outstanding 3 $MM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024E 1 As of June 11, 2024 2 As of March 31, 2024. Does not include $50 MM aggregate debt repurchases as of June 11, 2024 3 Assumes $75 WTI oil price and $3.50 HH natural gas price in FY 2024 Debt Maturity Profile 2 $MM $0 $250 $500 $750 $1,000 $1,250 Drawn RCF Undrawn RCF

Capital Allocation Priorities

Reducing Long-Term Debt, Increasing Shareholder Returns Beyond Quarterly Dividend With Framework[1]

Murphy 1.0 –
Long-Term Debt
> $1.8 BN

Allocate adjusted FCF to long-term debt reduction

Continue supporting the quarterly dividend

Murphy 2.0 –
Long-Term Debt
of $1.0 BN – $1.8 BN

~75% of adjusted FCF allocated to debt reduction

~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 –
Long-Term Debt
≤ $1.0 BN

Up to 50% of adjusted FCF allocated to the balance sheet

Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

$350 MM Board Authorized Share Repurchase Program[2]
Remaining Balance as of June 11, 2024

Adjusted Free Cash Flow Formula

Cash Flow From Operations Before WC Change

(-) Capital expenditures

= Free Cash Flow

(-) Distributions to NCI and projected payments[3]

(-) Quarterly dividend

(-) Accretive acquisitions

= Adjusted Free Cash Flow
(Adjusted FCF)

[1] The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved

[2] The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

[3] Other projected payments such as withholding tax on incentive compensation

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
13

14 www.murphyoilcorp.com NYSE: MUR 14 Ongoing Sustainability Initiatives Reducing Greenhouse Gas Emissions • Displaced 0.9 MM gallons of diesel with natural gas in onshore drilling and completions in 1Q 2024 • Reduced flaring and methane emissions with more effective vapor recovery units in the Eagle Ford Shale Increasing Water Recycling Efforts • Utilized 1.2 MMBBL of recycled water in 1Q 2024 onshore completions, ~85% of total frac volume Supporting Our Communities • Contributed to construction of a new elementary school in Uvalde, Texas • Received the United States President’s Volunteer Service Award for volunteering at the Houston Food Bank Tupper Montney Produced Water Pond

15 www.murphyoilcorp.com NYSE: MUR 15 MURPHY 2024 PLAN

2024 Capital and Production Plan

Prioritizing Capital To Maximize Production and Adjusted Free Cash Flow[1]

2Q 2024 Guidance

- 176 – 184 MBOEPD production, 93 MBOPD or 51% oil, 56% liquids volumes
  - Impacted by:
    - 2,000 BOEPD of offshore non-op unplanned maintenance
    - 1,250 BOEPD of Eagle Ford Shale planned downtime
    - 11,700 BOEPD of Tupper Montney planned plant maintenance
- $325 MM accrued CAPEX
- Revised 2Q 2024 exploration expense guidance to $45 MM from $65 MM

Maintaining FY 2024 Guidance

- 180 – 188 MBOEPD production, 95 MBOPD or 52% oil, 57% liquids volumes
- $920 MM – $1.02 BN CAPEX
  - ~60% of spend is in 1H 2024

Targeting Murphy 3.0 in 2H 2024

- $300 MM debt reduction goal in 2024[2]
- Increased dividend in 1Q 2024 to $1.20 / share annualized



FY 2024E Production
By Area
184 MBOEPD
47%
37%
16%
Offshore
Canada Onshore
US Onshore



FY 2024E CAPEX
By Area
$970 MM
38%
33%
13%
12%
3%
Offshore
US Onshore
Canada Onshore
Exploration
Corporate

Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated. Accrual CAPEX is based on midpoint of guidance range. Figures may not add to 100 percent due to rounding

1 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

2 Assumes $75 WTI oil price and $3.50 HH natural gas price in FY 2024

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
16

17 www.murphyoilcorp.com NYSE: MUR 17 2024 North America Onshore Plan Balancing Investments for Free Cash Flow Generation Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 27% average working interest FY 2024E Wells Online 0 5 10 15 20 25 1Q 2024A 2Q 2024E 3Q 2024E 4Q 2024E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 98 MBOEPD Forecast for FY 2024 • 25% oil volumes, 30% liquids volumes Eagle Ford Shale • 20 operated wells online • 15 Catarina wells • 5 Tilden wells • 20 gross non - operated Tilden wells online • 11 operated Karnes wells drilled for 2025 completion Tupper Montney • 13 operated wells online • Assumes C$2.11 / MMBTU AECO Kaybob Duvernay • 3 operated wells online • Drilling 4 - well operated pad in 4Q 2024 for 2025 completion

18 www.murphyoilcorp.com NYSE: MUR 18 Eagle Ford Shale Enhancing Portfolio Through Strong Execution 1Q 2024 29 MBOEPD, 86% Liquids • 71% oil volumes • 4 gross non - operated wells online in Tilden 2Q 2024 Plan • 7 operated wells online in Catarina • 4 gross non - operated wells online in Tilden Acreage as of April 30, 2024 Eagle Ford Shale Acreage CATARINA TILDEN KARNES Murphy Acreage Active Rig Fracking Crew

Tupper Montney

Completions Design Drives Ongoing Strong Well Performance

1Q 2024 348 MMCFD Net, 100% Natural Gas

- No new wells online

2Q 2024 Well Delivery Schedule

- 13 operated wells online
- Completes 2024 well delivery program
- Reached processing plant capacity of ~ 500 MMCFD gross production

Entered Rockies LNG Partnership, Creating Future LNG Opportunities

- Partnership of Western Canadian natural gas producers driving LNG export optionality
- Collaborating with the Nisga'a Nation and Western LNG to develop the Ksi Lisims LNG project

Mitigating AECO Price Exposure in 1Q 2024

- Sold ~50% of volumes via fixed price forward sales contracts
- 183 MMCFD open to floating price
  - 144 MMCFD sold at diversified pricing points – Chicago, Dawn, Malin, Emerson, Henry Hub, Ventura
  - 39 MMCFD AECO spot price exposure

Tupper Montney Acreage



BC
Alberta
0
Miles
5
Murphy Acreage
Facility

Acreage as of April 30, 2024

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
19

20 www.murphyoilcorp.com NYSE: MUR 20 Kaybob Duvernay Future Oil - Weighted Optionality Preserved 1Q 2024 4 MBOEPD, 68% Liquids • No new wells online 2Q 2024 Well Delivery Schedule • 3 operated wells online • Completes 2024 well delivery program Robust Remaining Well Inventory • 488 future locations on ~110,000 net acres • Maintaining base production through optimization initiatives • Minimal infrastructure required to increase production Kaybob Duvernay Acreage Acreage as of April 30, 2024 Murphy Acreage Pipeline Facility Battery Wells 5 0 Miles

21 www.murphyoilcorp.com NYSE: MUR 21 Offshore Update Focusing on Executing Highly - Accretive Development Projects Total Offshore 1Q 2024 79 MBOEPD, 84% Oil Gulf of Mexico 1Q 2024 73 MBOEPD, 82% Oil • Completed Khaleesi #4 , online 2Q 2024 as planned • Drilling Mormont #3 in 2Q 2024, online 3Q 2024 • Non - operated St. Malo PS008 online 1Q 2024 • Non - operated Lucius #11 online 2Q 2024 Offshore Canada 1Q 2024 6 MBOEPD, 100% Oil • Terra Nova producing following completion of FPSO life extension in 4Q 2023 Highly - Accretive Development and Tieback Projects Online Completions Drilling Field 2Q 2024 Khaleesi 2H 2024 Mormont 2025 Samurai 2025 Dalmatian 2026 Longclaw 1H 2024 - 2025 Lucius (non - op) In progress Planned activity Completed activity Offshore Canada Development Projects Online Activity Field 2024 5 development wells Hibernia (non - op)

22 www.murphyoilcorp.com NYSE: MUR 22 2024 Offshore Workovers and Projects Execution Update Completed Workovers and Projects • $50 MM 1Q 2024 total workover expense • Operated Marmalard #1 and #2 zone changes completed in 1Q 2024 • Mormont #2 subsea equipment repair completed in 1Q 2024 Upcoming Workovers and Projects • $65 MM 2Q 2024 total workover expense • Completing operated Neidermeyer #1 sidetrack, online 3Q 2024 • Operated Dalmatian #2 subsurface safety valve repair scheduled for mid - 2024 • Non - op Kodiak #3 well workover scheduled for mid - 2024 Operated Workovers and Projects Status Net Production Online Project Location Field Complete ~1.5 MBOEPD 1Q 2024 Zone changes Mississippi Canyon 255 Marmalard Complete ~5.0 MBOEPD 1Q 2024 Subsea equipment repair Mississippi Canyon 478 Mormont In progress ~4.0 MBOEPD 3Q 2024 Sidetrack Mississippi Canyon 208 Neidermeyer Planned ~1.5 MBOEPD Mid - 2024 Subsurface safety valve repair DeSoto Canyon 4 Dalmatian Non - Operated Workovers and Projects Status Net Production Online Project Location Field Planned ~1.0 MBOEPD incremental Mid - 2024 Stimulation / zone addition Mississippi Canyon 727 Kodiak

23 www.murphyoilcorp.com NYSE: MUR 23 Lac Da Vang Field Development Project Cuu Long Basin, Vietnam Lac Da Vang Field Development Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • 100 MMBOE estimated gross recoverable resource • 13 MMBOE of preliminary net proved reserves added at year - end 2023 • Estimated 10 – 15 MBOEPD net peak production • Progressing award of major contracts • Targeting first oil in FY 2026, development through FY 2029 • $40 MM capital plan for FY 2024 Acreage as of April 30, 2024 Reserves are based on preliminary SEC year - end 2023 audited proved reserves Cuu Long Basin Murphy WI Block Murphy Inventory Discovered Field Field Development Project Planned Well BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

24 www.murphyoilcorp.com NYSE: MUR 24 MURPHY EXPLORATION

Exploration Update

Gulf of Mexico

FY 2024 Exploration Wells

- Ocotillo #1 (Mississippi Canyon 40)
  - Oxy 33% (Op), Murphy 33%, Chevron 34%
  - Exploration well spud 2Q 2024
    - Currently evaluating results
- Orange #1 (Mississippi Canyon 216)
  - Oxy 50% (Op), Murphy 50%
  - Exploration well spud 2Q 2024
    - Non-commercial hydrocarbons present, well plugged and abandoned

Gulf of Mexico Federal Lease Sale 261

- Awarded six deepwater blocks

Gulf of Mexico Exploration Area



Ocotillo
Eden Park
Silver Dollar
Silver Dollar West
Orange
Delta House
Dalmatian S.
Powerball
Medusa
Kodiak
Liberty
Whydah/Leibniz/ Guadalupe
Ninja
Front Runner
Gulider
Calliope
Nearly Headless Nick
Rushmore
King's Quay
Longclaw
Cascade
St. Malo
Lucius
Chinook
0 Miles 50
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO
December 2023 Lease Sale Blocks

Acreage as of April 30, 2024

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
25

26 www.murphyoilcorp.com NYSE: MUR 26 Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Contracted rig for 2H 2024 exploration program Block 15 - 2/17 • Advancing plans for Hai Su Vang exploration well • Targeting spud 3Q 2024 • Mean to upward gross resource potential • 170 MMBOE – 430 MMBOE Block 15 - 1/05 • Advancing plans for Lac Da Hong exploration well • Targeting spud 4Q 2024 • Mean to upward gross resource potential • 65 MMBOE – 135 MMBOE Acreage as of April 30, 2024 Cuu Long Basin Murphy WI Block Murphy Inventory Discovered Field Field Development Project Planned Well BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

27 www.murphyoilcorp.com NYSE: MUR 27 Acreage as of April 30, 2024 1 Murene 1X exploration well on the discovery Calao 2 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire Development and Exploration Update Tano Basin, Côte d’Ivoire Asset Overview • ~1.5 MM gross acres, equivalent to 256 Gulf of Mexico blocks • Seismic reprocessing projects progressing on schedule • Block CI - 502 fast - track data expected 3Q 2024, final data mid - 2025 • Blocks CI - 102, - 531, - 103 and - 709 final data 4Q 2024 • Provides advantaged contiguous data set over core exploration area Diverse Opportunities Adjacent to Oil Discoveries • Bordered by Baleine and Murene 1 discoveries by ENI • Opportunities across various exploration play types Blocks CI - 102, CI - 502, CI - 531 and CI - 709 • Murphy 90% (Op), PETROCI 2 10% Block CI - 103 • Murphy 85% (Op), PETROCI 2 15% Includes Undeveloped Paon Discovery • Commitment to submit field development plan by YE 2025 • Reviewing commerciality and field development concepts Tano Basin Murphy WI Block Other Block Discovery Discovered Field CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 CI - 502 Paon Baleine Pecan TEN Jubilee 50 0 kilometers Sankofa Murene 1X

28 www.murphyoilcorp.com NYSE: MUR 28 LOOKING AHEAD

29 www.murphyoilcorp.com NYSE: MUR 29 North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2023 Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. Tupper Montney inventory ass umes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program. Eagle Ford Shale and Kaybob Duvernay > 25 years of inventory < $50 / BBL ~ 55 years of total inventory > 15 years of Eagle Ford Shale inventory < $50 / BBL Tupper Montney ~ 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations 0 100 200 300 400 500 600 700 <$1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) 0 100 200 300 400 500 < $45 $45-$50 $50-$60 > $60 Break Even Oil Price (US$/BBL WTI) Eagle Ford Shale Kaybob Duvernay

30 www.murphyoilcorp.com NYSE: MUR 30 Offshore Development Opportunities Multi - Year Inventory of High - Return Projects Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$380 MM from FY 2024 – FY 2028 • Projects include • 37 projects – 209 MMBOE of total resources with < $35 / BBL WTI breakeven • 8 projects – 20 MMBOE of total resources with $35 to $50 / BBL WTI breakeven 0 5 10 15 20 25 30 35 40 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects As of December 31, 2023 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of Mexico SE Asia Offshore Canada 77% 13% 10%

Disciplined Strategy Leads to Long-Term Value With Current Assets

DELEVER

EXECUTE

EXPLORE

RETURN

NEAR-TERM (2024 | 2025 | 2026)

- Reducing debt by $300 MM to reach $1.0 BN debt target in 2024[1] with no debt maturities until Dec 2027
- Reinvesting ~50% of operating cash flow[1] to maintain average 53% oil-weighting near-term to enhance oil production long-term
- Delivering average production of ~195 MBOEPD with CAGR of 5%
- Maintaining offshore production average of ~95 MBOEPD
- Spending annual average CAPEX of ~$1.1 BN
- Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering
- Targeting first oil in Vietnam in 2026
- Drilling high-impact exploration wells in Gulf of Mexico, Vietnam and Côte d'Ivoire and conducting additional geophysical studies

LONG-TERM (2027 | 2028)

- Realizing average annual production of 210-220 MBOEPD with > 50% average oil weighting
- Reinvesting ~45% of operating cash flow[1]
- Allocating capital to high-returning investment opportunities for further growth in 2028+
- Exploration portfolio provides upside to plan
- Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments
- Achieving metrics that are consistent with an investment grade rating

1 As of January 25, 2024. Assumes $75 WTI oil price, $3.50 HH natural gas price in FY 2024 and no exploration success

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
31

32 www.murphyoilcorp.com NYSE: MUR 32 Advancing Strategic Priorities 1 Murphy 3.0 is when long - term debt is less than or equal to $1.0 BN. At this time, up to 50% of adjusted free cash flow will be distributed through share buybacks and potential dividend increases, with the remaining adjusted FCF allocated to the balance sheet. Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions Diverse portfolio provides optionality Long runway of opportunities with exploration upside Long history of returning to shareholders Low leverage and zero debt maturities until December 2027 On track to achieve Murphy 3.0 1 in 2024 Leader among peers in key financial metrics Solid company with a solid plan

33 www.murphyoilcorp.com NYSE: MUR 33 INVESTOR UPDATE JUNE 2024

34 www.murphyoilcorp.com NYSE: MUR 34 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 2Q 2024 Guidance 5 Supplemental Information 4 Current Fixed Price Contracts 6 Acreage Maps

35 www.murphyoilcorp.com NYSE: MUR 35 Non - GAAP Financial Measure Definitions and Reconciliations The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations.

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, DD&A and exploration expense.

Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

($Millions of dollars)	Year Ended – Dec 31, 2023	Year Ended – Dec 31, 2022
Net income attributable to Murphy (GAAP)[1]	661.6	965.0
Income tax expense	195.9	309.5
Interest expense, net	112.4	150.8
Depreciation, depletion and amortization expense[2]	836.7	748.2
EBITDA attributable to Murphy (Non-GAAP)	**1,806.6**	**2,173.5**
Exploration expenses[2]	204.6	133.2
EBITDAX attributable to Murphy (Non-GAAP)	**2,011.2**	**2,306.7**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding noncontrolling interest in MP GOM
2 Depreciation, depletion, and amortization expense and exploration expenses used in the computation of EBITDA and EBITDAX exclude the portion attributable to the noncontrolling interest (NCI)

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
36

Non-GAAP Reconciliation

Free Cash Flow

Presented below is free cash flow (a non-GAAP financial measure calculated as net cash provided by continuing operations activities, less non-cash working capital changes, property additions and dry hole costs). Management believes free cash flow is important information to provide as it is used by management to evaluate the Company's ability to generate additional cash from business operations. Free cash flow is a non-GAAP financial measure and should not be considered a substitute for other financial measures as determined in accordance with accounting principles generally accepted in the United States of America. Additionally, our definition of free cash flow is limited and does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as supplemental to our entire statement of cash flows.

(Millions of dollars)	Year Ended – Dec 31, 2023	Year Ended – Dec 31, 2022
Net Cash provided by continuing operations activities[1]	**1,748.8**	**2,180.2**
Property additions and dry hole costs	(1,066.0)	(985.5)
Net increase (decrease) in non-cash working capital	99.4	65.7
Free Cash Flow	**782.2**	**1,260.4**

1 Excludes results attributable to a noncontrolling interest in MP Gulf of Mexico, LLC (MP GOM)

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
37

38 www.murphyoilcorp.com NYSE: MUR 38 Non - GAAP Reconciliation Enterprise Value Presented below is enterprise value (EV), defined as market capitalization plus outstanding indebtedness less cash and cash e qui valents. Enterprise value is a non - GAAP financial measure and should not be considered a substitute for other financial measures as determined in accordance with acc oun ting principles generally accepted in the United States of America. Year Ended – Dec 31, 2022 Year Ended – Dec 31, 2023 (Millions of dollars) $43.01 $42.66 Share price 155,467,319 152,748,642 Shares outstanding 6,686,649,079 6,516,257,068 Market capitalization 1,818,295 1,324,838 Debt, excluding finance leases (491,963) (317,074) Cash, including marketable securities 8,012,981 7,524,021 Enterprise Value

39 www.murphyoilcorp.com NYSE: MUR 39 AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billions of cubic feet BCFE: Billions of cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico IP: Initial production rate LOE: Lease operating expense MBO: Thousands of barrels of oil MBOE: Thousands of barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands of cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillions of cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

40 www.murphyoilcorp.com NYSE: MUR 40 2Q 2024 Guidance Total (BOEPD) Gas (MCFD) NGLs (BOPD) Oil (BOPD) Producing Asset 26,300 22,700 4,000 18,500 US – Eagle Ford Shale 76,100 58,700 4,600 61,700 – Gulf of Mexico excluding NCI 1 63,400 380,600 – – Canada – Tupper Montney 4,000 7,800 500 2,200 – Kaybob Duvernay 10,000 – – 10,000 – Offshore 200 – – 200 Other 176,000 – 184,000 2Q Production Volume (BOEPD) excl. NCI 1 $45 2Q Exploration Expense ($MM) $920 – $1,020 Full Year 2024 CAPEX ($MM) excl. NCI 2 180,000 – 188,000 Full Year 2024 Production Volume (BOEPD) excl. NCI 3 1 Excludes noncontrolling interest of MP GOM of 6,700 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $22 MM 3 Excludes noncontrolling interest of MP GOM of 6,600 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas $264 $325 $220 $161 $- $200 $400 $600 $800 $1,000 $1,200 1Q 2024 2Q 2024E 3Q 2024E 4Q 2024E FY 2024E $970 2024E Accrued CAPEX by Quarter $ MM Forecast CAPEX Actual CAPEX

41 www.murphyoilcorp.com NYSE: MUR 41 Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada End Date Start Date Price (MCF) Volumes (MMCFD) Type Commodity 12/31/2024 4/1/2024 C$2.39 162 Fixed Price Forward Sales at AECO Natural Gas 10/31/2024 4/1/2024 US$1.98 25 Fixed Price Forward Sales at AECO Natural Gas 12/31/2024 11/1/2024 US$1.98 15 Fixed Price Forward Sales at AECO Natural Gas As of April 30, 2024 Note: These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustmen t

42 www.murphyoilcorp.com NYSE: MUR 42 22% 24% 54% 2023 Proved Reserves Maintaining Proved Reserves and Reserve Life • Total proved reserves 724 MMBOE at YE 2023 vs 697 MMBOE at YE 2022 • Achieved 139% total reserve replacement • Added ~13 MMBOE of proved reserves for Lac Da Vang field in Vietnam • Maintained proved reserves from FY 2020 – FY 2023 with average annual CAPEX of ~$1.07 BN, excluding NCI and including acquisitions • 57% proved developed reserves with 41% liquids - weighting • Proved reserve life ~11 years Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2023 audited proved reserves and exclude noncontrolling interest 36% 5% 59% 724 MMBOE 41 % Liquids - Weighted 2023E Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 58% 60% 57% 0 100 200 300 400 500 600 700 800 YE 2020 YE 2021 YE 2022 YE 2023 Proved Developed Proved Undeveloped Proved Reserves MMBOE 2023E Proved Reserves By Product Oil NGL Natural Gas

43 www.murphyoilcorp.com NYSE: MUR 43 North America Onshore Well Locations Gross Remaining Locations Inter - Well Spacing (ft) Reservoir Net Acres Area 91 300 Lower EFS 10,155 Karnes 150 850 Upper EFS 104 1,100 Austin Chalk 202 600 Lower EFS 61,611 Tilden 51 1,200 Upper EFS 86 1,200 Austin Chalk 190 560 Lower EFS 47,733 Catarina 189 1,280 Upper EFS 97 1,600 Austin Chalk 1,160 119,549 Total Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 120 984 28,064 Two Creeks 152 984 32,825 Kaybob East 103 984 26,192 Kaybob West 113 984 23,604 Kaybob North 488 110,685 Total Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2023 Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 976 984 - 1,323 118,235 Tupper Montney Tupper Montney Well Locations

44 www.murphyoilcorp.com NYSE: MUR 44 Eagle Ford Shale Peer Acreage Acreage as of April 30, 2024

45 www.murphyoilcorp.com NYSE: MUR 45 Kaybob Duvernay Peer Acreage 6 Miles Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of April 30, 2024 Cygnet Duvernay Energy

46 www.murphyoilcorp.com NYSE: MUR 46 Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Acreage as of April 30, 2024

47 www.murphyoilcorp.com NYSE: MUR 47 Gulf of Mexico Murphy Blocks Acreage as of April 30, 2024 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum PRODUCING ASSETS Murphy WI 1 Operator Asset 29% Murphy Calliope 80% Murphy Cascade 86% Murphy Chinook 80% Murphy Clipper 56% Murphy Dalmatian 50% Murphy Front Runner 27% Shell Habanero 34% Murphy Khaleesi 59% Kosmos Kodiak 16% Anadarko 2 Lucius 24% Murphy Marmalard 65% Murphy Marmalard East 48% Murphy Medusa 34% Murphy Mormont 27% Murphy Nearly Headless Nick 53% Murphy Neidermeyer 75% Murphy Powerball 50% Murphy Samurai 27% Murphy Son of Bluto II 20% Chevron St. Malo 24% W&T Tahoe Gulf of Mexico Exploration Area GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Kodiak Front Runner Medusa Eden Park Calliope Nearly Headless Nick Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe December 2023 Lease Sale Blocks Delta House Rushmore King’s Quay Ocotillo Orange Dalmatian S.

48 www.murphyoilcorp.com NYSE: MUR 48 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Evaluating next steps with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Acreage as of April 30, 2024

49 www.murphyoilcorp.com NYSE: MUR 49 Exploration Update Potiguar Basin, Brazil Asset Overview • Murphy 100% (Op) • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play Into the Deepwater • >2.1 BBOE discovered in basin • Onshore and shelf • Pitu was first step - out into deepwater Potiguar Basin Petrobras/ Shell Shell Petrobras/ Shell Petrobras Petrobras Petrobras POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Acreage as of April 30, 2024

50 www.murphyoilcorp.com NYSE: MUR 50 INVESTOR UPDATE JUNE 2024